Exhibit 99.1
PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

CHESAPEAKE LODGING TRUST PROVIDES 2016 OUTLOOK

ANNAPOLIS, MD, January 25, 2016 - Chesapeake Lodging Trust (NYSE:CHSP), a lodging real estate investment trust (REIT), provided today its 2016 outlook. The Trust’s 2016 outlook is as follows (in millions, except RevPAR and per share amounts):

	First Quarter		Full Year
	2016 Outlook		2016 Outlook
	Low	High	Low	High
CONSOLIDATED:

Net income available to common shareholders	$3.4	$5.1	$72.9	$78.6
Net income per diluted common share	$0.06	$0.09	$1.24	$1.34

Adjusted Corporate EBITDA	$31.2	$32.7	$193.6	$200.1

AFFO available to common shareholders	$21.8	$23.6	$147.1	$152.8
AFFO per diluted common share	$0.37	$0.40	$2.50	$2.60

Corporate cash general and administrative expense	$2.8	$3.0	$10.0	$10.8
Corporate non-cash general and administrative expense	$2.3	$2.3	$9.4	$9.4

Weighted-average number of diluted common shares outstanding	59.2	59.2	58.9	58.9

HOTEL PORTFOLIO:

RevPAR	$164.00	$167.00	$195.00	$199.00
Pro forma RevPAR increase over 2015(1)	6.0%	8.0%	5.0%	7.0%
Adjusted Hotel EBITDA	$36.3	$38.0	$213.0	$220.3
Adjusted Hotel EBITDA Margin	26.9%	27.6%	33.7%	34.2%
Pro forma Adjusted Hotel EBITDA Margin increase over 2015(1)	200 bps	275 bps	100 bps	150 bps

_____________

(1)	The comparable 2015 period includes results of operations for certain hotels prior to their acquisition by the Trust.

“While the fourth quarter moderated from early expectations, our well-positioned portfolio continued to grow market share and outperformed the individual competitive sets of our hotels,” said James L. Francis, Chesapeake Lodging Trust’s President and Chief Executive Officer. “Despite the turmoil we are currently experiencing in the financial markets as a result of concerns over China’s economic growth and the impact of lower oil prices, we believe Chesapeake is poised for continued success as we start 2016; our lodging

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

markets generally are expected to have limited supply growth, our portfolio entered 2016 with record levels of confirmed group business on the books 10% above the amount with which we entered 2015, and transient booking pace is strong for the first quarter.” Mr. Francis continued, “The portfolio is in fantastic shape following the major repositioning and renovations that were completed over the last two years, which should provide outsized growth opportunities for our company.”
The Trust’s 2016 outlook assumes, among other things, a continuation of favorable U.S. lodging fundamentals driven by below historical average supply growth and moderate demand growth resulting from improving group business and a continuation of U.S. economic growth and trends, including moderate growth in GDP, low levels of unemployment, and stable levels of consumer confidence and corporate profits. The Trust’s 2016 outlook assumes no acquisitions, dispositions, or financing transactions beyond the refinance of the Hyatt Regency Boston mortgage loan and the Courtyard Washington Capitol Hill/Navy Yard mortgage loan, which are prepayable without penalty on April 6, 2016 and August 1, 2016, respectively.
FOURTH QUARTER 2015 EARNINGS UPDATE
The Trust is also providing an update today on its financial results for the quarter and year ended December 31, 2015. For its hotel portfolio, the Trust expects fourth quarter and full year 2015 RevPAR to increase 3.8% and 5.7%, respectively, and fourth quarter and full year 2015 Adjusted Hotel EBITDA to be slightly above the low end of the guidance ranges previously provided. The Trust expects fourth quarter and full year 2015 AFFO per share to be slightly below the low end of the guidance ranges previously provided. The preliminary results are subject to adjustments that may result from the completion of the Trust’s annual audit process. The Trust intends to release final financial results for the fourth quarter and full year 2015 after the market closes on February 18, 2016.
NON-GAAP FINANCIAL MEASURES
The Trust reports the following eight non-GAAP financial measures that it believes are useful to investors as key measures of its operating performance: (1) Hotel EBITDA, (2) Adjusted Hotel EBITDA, (3) Adjusted Hotel EBITDA Margin, (4) Corporate EBITDA, (5) Adjusted Corporate EBITDA, (6) FFO, (7) FFO available to common shareholders and (8) AFFO available to common shareholders. Reconciliations of these non-GAAP financial measures to the most comparable GAAP measure are included in the accompanying financial tables.
Hotel EBITDA – Hotel EBITDA is defined as net income before interest, income taxes, depreciation and amortization, air rights amortization, corporate general and administrative, and hotel acquisition costs. The Trust believes that Hotel EBITDA provides investors a useful financial measure to evaluate the Trust’s hotel operating performance, excluding the impact of the Trust’s capital structure (primarily interest), the

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

Trust’s asset base (primarily depreciation and amortization), and the Trust’s corporate-level expenses (corporate general and administrative and hotel acquisition costs).
Adjusted Hotel EBITDA – The Trust further adjusts Hotel EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for non-cash amortization of intangible assets and liabilities, including ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that Adjusted Hotel EBITDA provides investors with another useful financial measure to evaluate the Trust’s hotel operating performance, excluding the effect of these non-cash items.
Adjusted Hotel EBITDA Margin – Adjusted Hotel EBITDA Margin is defined as Adjusted Hotel EBITDA as a percentage of total revenues. The Trust believes that Adjusted Hotel EBITDA Margin provides investors another useful financial measure to evaluate the Trust’s hotel operating performance.
Corporate EBITDA – Corporate EBITDA is defined as net income before interest, income taxes, and depreciation and amortization. The Trust believes that Corporate EBITDA provides investors a useful financial measure to evaluate the Trust’s operating performance, excluding the impact of the Trust’s capital structure (primarily interest expense) and the Trust’s asset base (primarily depreciation and amortization).
Adjusted Corporate EBITDA – The Trust further adjusts Corporate EBITDA for certain additional recurring and non-recurring items. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items, and gains (losses) from sales of real estate, which is a non-recurring item. The Trust believes that Adjusted Corporate EBITDA provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
FFO – The Trust calculates FFO in accordance with standards established by the National Association of Real Estate Investment Trusts (NAREIT), which defines FFO as net income (calculated in accordance with GAAP), excluding depreciation and amortization, impairment charges of depreciable real estate, gains (losses) from sales of real estate, the cumulative effect of changes in accounting principles, and adjustments for unconsolidated partnerships and joint ventures. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider presentations of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. By excluding the effect of depreciation and amortization and gains (losses) from sales of real estate, both of which are based on historical cost accounting and which may be of lesser significance in evaluating current performance, the Trust believes that FFO provides investors a useful financial measure to evaluate the Trust’s operating performance.

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

FFO available to common shareholders – The Trust reduces FFO for preferred share dividends and dividends declared on and earnings allocated to unvested time-based awards (consistent with adjustments required by GAAP in reporting net income available to common shareholders and related per share amounts). FFO available to common shareholders provides investors another financial measure to evaluate the Trust’s operating performance after taking into account the interests of holders of the Trust’s preferred shares and unvested time-based awards.
AFFO available to common shareholders – The Trust further adjusts FFO available to common shareholders for certain additional recurring and non-recurring items that are not in NAREIT’s definition of FFO. Specifically, the Trust adjusts for hotel acquisition costs and non-cash amortization of intangible assets and liabilities, including air rights contracts, ground lease assets and unfavorable contract liabilities, deferred franchise costs, and deferred key money, all of which are recurring items. The Trust believes that AFFO available to common shareholders provides investors with another financial measure of its operating performance that provides for greater comparability of its core operating results between periods.
CONFERENCE CALL
The Trust will host a conference call on Thursday, February 18, 2016 at 5:00 p.m. Eastern Time to discuss its financial results. Interested individuals are invited to listen to the call by dialing (877) 683-0303 (U.S./Canadian callers) or (706) 643-5037 (International callers). The conference call ID is 32353126. A simultaneous webcast of the call will be available on the Trust’s website at www.chesapeakelodgingtrust.com. It is recommended that participants call or log on 10 minutes ahead of the scheduled start time to ensure proper connection.
A replay of the conference call will be available two hours after the live call until midnight on February 25, 2016. To access the replay, dial (855) 859-2056 (U.S./Canadian callers) or (404) 537-3406 (International callers). The conference call ID is 32353126. A webcast replay and transcript of the conference call will be archived and available on the Trust’s website for 12 months.
ABOUT CHESAPEAKE LODGING TRUST
Chesapeake Lodging Trust is a self-advised lodging real estate investment trust (REIT) focused on investments primarily in upper-upscale hotels in major business and convention markets and, on a selective basis, premium select-service hotels in urban settings or unique locations in the United States. The Trust owns 22 hotels with an aggregate of 6,699 rooms in nine states and the District of Columbia. Additional information can be found on the Trust’s website at www.chesapeakelodgingtrust.com.

Note: This press release contains forward-looking statements within the meaning of federal securities regulations. These forward-looking statements are identified by their use of terms and phrases such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “may,” “should,” “plan,” “predict,” “project,” “will,” “continue” and other similar terms and phrases, including references to assumptions and forecasts. Such forward-looking statements include, but are not limited to,

PRESS RELEASE For Immediate Release Contact: Douglas W. Vicari (410) 972-4142

the preliminary expected financial results for the three months and year ended December 31, 2015 and the Trust’s first quarter and full year 2016 outlook. Forward-looking statements are not guarantees of future performance and involve known and unknown risks, uncertainties and other factors which may cause the actual results to differ materially from those anticipated at the time the forward-looking statements are made. These risks include, but are not limited to: U.S. economic conditions generally and the real estate market and the lodging industry specifically; management and performance of the Trust's hotels; supply and demand for hotel rooms in the Trust's markets; the Trust's competition; the Trust’s ability to continue to satisfy complex rules in order for it to remain a REIT for federal income tax purposes; the results, impact or effects of any acquisitions, dispositions or financing transactions the Trust may undertake; and other risks and uncertainties associated with the Trust’s business described in its filings with the SEC. Although the Trust believes the expectations reflected in such forward-looking statements are based upon reasonable assumptions, it can give no assurance that the expectations will be attained or that any deviation will not be material. All information in this release is as of January 25, 2016, and the Trust undertakes no obligation to update any forward-looking statement to conform the statement to actual results or changes in the Trust’s expectations, except as required by law.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to Hotel EBITDA and Adjusted Hotel EBITDA for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Interest expense	8,260	8,260	33,510	33,510
Income tax expense (benefit)	(1,500)	(1,700)	2,750	3,500
Depreciation and amortization	18,470	18,470	74,290	74,290
Air rights contract amortization	130	130	520	520
Corporate general and administrative	5,100	5,300	19,420	20,170
Hotel EBITDA	36,410	38,160	213,620	220,870

Less: Non-cash amortization(1)	(160)	(160)	(620)	(620)
Adjusted Hotel EBITDA	$36,250	$38,000	$213,000	$220,250

Total revenue	$134,900	$137,600	$631,500	$643,500

Adjusted Hotel EBITDA Margin	26.9%	27.6%	33.7%	34.2%
_____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, and unfavorable contract liability.

The following table reconciles forecasted net income to Corporate EBITDA and Adjusted Corporate EBITDA for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Interest expense	8,260	8,260	33,510	33,510
Income tax expense (benefit)	(1,500)	(1,700)	2,750	3,500
Depreciation and amortization	18,470	18,470	74,290	74,290
Corporate EBITDA	31,180	32,730	193,680	200,180

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
Adjusted Corporate EBITDA	$31,150	$32,700	$193,580	$200,080
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except share and per share data)
(unaudited)

The following table reconciles forecasted net income to FFO, FFO available to common shareholders, and AFFO available to common shareholders for the three months ending March 31, 2016 and year ending December 31, 2016:

	Three Months Ending March 31, 2016		Year Ending December 31, 2016
	Low	High	Low	High
Net income	$5,950	$7,700	$83,130	$88,880
Add: Depreciation and amortization	18,470	18,470	74,290	74,290
FFO	24,420	26,170	157,420	163,170

Less: Preferred share dividends	(2,420)	(2,420)	(9,690)	(9,690)
Dividends declared on unvested time-based awards	(140)	(140)	(560)	(560)
Undistributed earnings allocated to unvested time-based awards	—	—	—	—
FFO available to common shareholders	21,860	23,610	147,170	152,920

Less: Non-cash amortization(1)	(30)	(30)	(100)	(100)
AFFO available to common shareholders	$21,830	$23,580	$147,070	$152,820

FFO per common share – basic and diluted	$0.37	$0.40	$2.50	$2.60

AFFO per common share – basic and diluted	$0.37	$0.40	$2.50	$2.60

Weighted-average number of common shares outstanding:
Basic	58,693	58,693	58,765	58,765
Diluted	59,196	59,196	58,860	58,860
____________

(1)	Reflects non-cash amortization of ground lease asset, deferred franchise costs, deferred key money, unfavorable contract liability, and air rights contract.

CHESAPEAKE LODGING TRUST
CURRENT HOTEL PORTFOLIO

Hotel		Location	Rooms	Acquisition Date
1	Hyatt Regency Boston	Boston, MA	502	March 18, 2010
2	Hilton Checkers Los Angeles	Los Angeles, CA	193	June 1, 2010
3	Boston Marriott Newton	Newton, MA	430	July 30, 2010
4	Le Meridien San Francisco	San Francisco, CA	360	December 15, 2010
5	Homewood Suites Seattle Convention Center	Seattle, WA	195	May 2, 2011
6	W Chicago – City Center	Chicago, IL	403	May 10, 2011
7	Hotel Indigo San Diego Gaslamp Quarter	San Diego, CA	210	June 17, 2011
8	Courtyard Washington Capitol Hill/Navy Yard	Washington, DC	204	June 30, 2011
9	Hotel Adagio San Francisco, Autograph Collection	San Francisco, CA	171	July 8, 2011
10	Denver Marriott City Center	Denver, CO	613	October 3, 2011
11	Hyatt Herald Square New York	New York, NY	122	December 22, 2011
12	W Chicago – Lakeshore	Chicago, IL	520	August 21, 2012
13	Hyatt Regency Mission Bay Spa and Marina	San Diego, CA	429	September 7, 2012
14	The Hotel Minneapolis, Autograph Collection	Minneapolis, MN	222	October 30, 2012
15	Hyatt Place New York Midtown South	New York, NY	185	March 14, 2013
16	W New Orleans – French Quarter	New Orleans, LA	97	March 28, 2013
17	Le Meridien New Orleans	New Orleans, LA	410	April 25, 2013
18	Hyatt Fisherman’s Wharf	San Francisco, CA	316	May 31, 2013
19	Hyatt Santa Barbara	Santa Barbara, CA	205	June 27, 2013
20	JW Marriott San Francisco Union Square	San Francisco, CA	337	October 1, 2014
21	Royal Palm South Beach Miami, a Tribute Portfolio Resort	Miami Beach, FL	393	March 9, 2015
22	Ace Hotel and Theater Downtown Los Angeles	Los Angeles, CA	182	April 30, 2015
			6,699